Exhibit 99.1
                                                    Trenwick America Corporation

                         UNITED STATES BANKRUPTCY COURT
                                   DISTRICT OF

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
                                                 Reporting Period: November 2003

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                    Form No.               Attached       Attached
------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations) MOR-1 (Con't)          Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                               MOR-2                  Yes
Balance Sheet                                                         MOR-3                  Yes
Status of Postpetition Taxes                                          MOR-4                  Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                  MOR-4                  N/A
     Listing of aged accounts payable                                                        N/A
Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
Debtor Questionnaire                                                  MOR-5                  Yes
------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                 December 19, 2003
------------------------------------------        ------------------------------
Signature of Debtor                               Date

/s/ Alan L. Hunte                                 December 19, 2003
------------------------------------------        -----------------------
Signature of Joint Debtor                         Date

/s/ Alan L. Hunte                                 December 19, 2003
------------------------------------------        -----------------------
Signature of Authorized Individual*               Date

Alan L. Hunte                                     December 19, 2003
------------------------------------------        -----------------------
Printed Name of Authorized Individual*            Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

      In re: Trenwick America Corporation        Case No.         03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period November 2003

                                           Bank Accounts
                              Operating        Payroll        Tax         Other
                           ----------------------------------------------------------
   Cash - Beg of Month         3,823,627.44       35,331.89         NA             --
                           ----------------------------------------------------------

        Receipts:
        Cash Sales                      --              --          --             --
      Accounts Rec.                     --              --          --             --
     Loans & Advances                   --              --          --             --
      Sale of Assets                    --              --          --             --
         Deposits                23,017.82              --          --             --
          Other                   1,413.09              --          --
     Fund Transfer **                   --              --          --             --
   Transfers (Interco)        1,785,593.56      656,717.55          --             --
                           ----------------------------------------------------------

      Total Receipts          1,810,024.47      656,717.55          --             --
                           ----------------------------------------------------------

      Disbursements:
       Net Payroll                      --     (451,911.09)         --             --
      Payroll Taxes                     --     (204,806.46)         --             --
 Sales, Use, & Other Tax                --              --          --             --
   Inventory Purchases                  --              --          --             --
          Secured Rental/Leases                         --          --             --
        Insurance                       --              --          --             --
      Administrative           (658,839.74)             --          --             --
         Selling                        --              --          --             --
          Other                  (4,413.24)             --          --             --
      Transfers (PR)           (656,717.55)             --          --
    Professional Fees                   --              --          --             --
       Court Costs                      --              --          --             --
                           ----------------------------------------------------------

   Total Disbursements       (1,319,970.53)    (656,717.55)         --             --
                           ----------------------------------------------------------

      Net Cash Flow             490,053.94              --          --             --
                           ----------------------------------------------------------

    Cash: End of Month        4,313,681.38       35,331.89          --             --
                           ==========================================================

Trenwick America Corporation
Bank Reconciliations
November 2003

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance         $ 4,313,681.38

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance         $    35,331.89

Trenwick America Corp.
Disbuusements Log (Excludes Interco.)
November-03

     Wire Date                  Amount                Vendor Name
---------------------       ---------------          --------------
2003-11-14                          250.00           IBNR, LLC
2003-11-21                       64,311.07           New York Life Benefit Services Co.
                            --------------
                                 69,564.59
                            --------------

    Check Number                Amount                Vendor Name
---------------------       ---------------          --------------
107726                               90.00           AAC INTERGRATED COMMUNICATIONS
107727                              740.45           ADT Security Services, Inc.
107728                           31,618.08           Actuarial Risk Solutions
107729                          325,000.00           Aon Risk Services, Inc. of Colorado
107730                              678.40           Blondie's Treehouse, Inc
107731                            2,972.69           CDW Direct, LLC
107732                              210.00           CSCPA
107733                              246.33           Club Sandwich of Stamford
107734                            1,620.56           Crystal Rock Water Company
107735                              299.00           DBASE Inc.
107737                              357.03           Federal Express Corporation
107738                               24.52           G. Neil Companies
107739                            9,076.25           Insurance Staffers
107740                               51.22           MCI
107741                            1,066.76           Marks Bros. Stationers, Inc.
107742                              853.45           Network Synergy
107743                              290.12           OFFICETEAM
107744                               85.86           P. Rogers & Company
107745                            7,385.12           Re Systems Group
107746                               59.76           Royal Messenger Service
107747                            1,750.81           Snet
107748                               75.50           ComED
107749                            1,129.25           Chiarini,Richard M.
107750                              833.25           Damaris Rosado
107752                              151.70           Gale,Matthew B.
107753                              210.00           CSCPA
107754                              902.00           Advanced Solutions, Inc.
107755                              509.39           Ceridian Employer Services
107756                            1,778.42           Crystal Rock Water Company
107757                            3,590.00           Executive Health EXAMS
107758                              406.51           Federal Express Corporation
107759                            2,088.37           Iron Mountain
107760                              728.00           Joyce Van Lines, Inc.
107761                              400.00           Liz Sue Bagels
107762                              195.00           Mail Delivery Service of Stamford, LLC
107763                              160.28           Marks Bros. Stationers, Inc.
107764                            2,880.00           New York Life Benefit Services Co.
107765                              216.09           PRS Courier Worldwide Inc.
107766                            6,300.00           Susan Zicarelli
107767                            2,664.38           Temco Service Industries, Inc.

107768                            5,025.00           PricewaterhouseCoopers LLP
107769                              150.00           St. John's Episcopal Church
107770                            3,168.27           Daniels,Gary
107772                            2,560.58           Tyler Jr.,Stanlee C.
107774                            1,653.73           A.M. Best Company
107775                              374.86           AT&T
107776                            1,532.35           AT&T
107777                            5,500.00           Advanced Solutions, Inc.
107778                           54,568.54           Anthem BCBSCT
107779                              444.25           BMC Solutions, Inc.
107780                              452.62           CCH Incorporated
107781                            2,283.77           CDW Direct, LLC
107782                              395.00           COMMON -A USERS GROUP
107783                              266.81           CPT Group Inc
107784                           16,390.20           CYPRESS COMMUNICATIONS
107785                              644.36           Connecticut Telephone
107786                            8,685.09           Delta Dental
107787                              112.50           Eastern Benefit Systems, Inc.
107788                               99.85           Executive Charge, Inc.
107789                              418.43           Federal Express Corporation
107790                              500.00           Federal Reserve Bank of Cleveland
107791                              250.00           Freedom Group, Inc.
107792                              972.97           IKON Office Solutions
107793                           17,688.76           Insurance Staffers
107794                              467.88           Ios Capital
107795                              178.73           Iron Mountain
107796                            3,070.61           Kelly Services, Inc.
107797                            1,731.00           MCI
107798                            1,075.69           Marks Bros. Stationers, Inc.
107799                            6,450.10           Network Synergy
107800                              863.65           Nextel
107801                            3,327.47           Pitney Bowes
107802                            6,744.25           Propark, Inc.
107803                            1,544.50           RIA Group
107804                            2,783.00           SNL Financial LC
107805                               54.80           Skytel
107806                              132.09           Snet
107807                            5,296.00           Sungard Recovery Services Inc.
107808                            4,725.80           Unum Life Insurance Company of America
107809                            4,473.71           Unum Life Insurance Company of America
107810                              136.70           Velocity Express
107811                               81.87           WORLDCOM
107812                            2,605.73           West Group
107813                              361.62           Brunell,Paula
107814                              142.46           Chimbole,Joyce
107815                              128.62           Duarte,Deborah
107816                            1,593.03           Hunte,Alan L.
107819                              155.20           Barker,Russell
107820                              174.40           Nicole Morris
107821                            7,143.75           Susan Zicarelli
                            --------------
                                589,275.15
                            --------------

                            --------------
Grand Total                     658,839.74
                            --------------

      Trenwick America Corp.                              Case No. 0312635 (MWF)
              Debtor                             Reporting Period: November 2003

                             Statement of Operations
                               (Income Statement)

----------------------------------------------------------------------------------------------------------------------------
                                                                               Month Ended                      Cumulative
REVENUES                                                                      November 2003                   Filing to Date
----------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                 $    19,029                     $    166,906
----------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                            --                               --
----------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                    $    19,029                     $    166,906
----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                      --
----------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                     --                               --
----------------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                          --                               --
----------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor                                                                      --                               --
----------------------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                                    --                               --
----------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                  --                               --
----------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                      --                               --
----------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                        19,029                          166,906
----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                      --
----------------------------------------------------------------------------------------------------------------------------
Advertising                                                                             --                               --
----------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                  --                                9
----------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                               --                               --
----------------------------------------------------------------------------------------------------------------------------
Contributions                                                                           --                               --
----------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                           2,040                            5,466
----------------------------------------------------------------------------------------------------------------------------
Insider compensation*                                                                9,557                          100,027
----------------------------------------------------------------------------------------------------------------------------
Insurance                                                                            2,113                            2,127
----------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                                              --                          161,330
----------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                       3,910                           24,952
----------------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                       3,428                            8,404
----------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                439                            1,538
----------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                              27,806                           86,921
----------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                           26,965                           37,357
----------------------------------------------------------------------------------------------------------------------------
Supplies                                                                             1,386                            6,079
----------------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                          750                            1,947
----------------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                       --                               --
----------------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                             --                            6,000
----------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                               128                              492
----------------------------------------------------------------------------------------------------------------------------
Utilities                                                                               14                              971
----------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                            418,091                        4,311,075
----------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                       496,625                        4,754,695
----------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                 59,270                          181,718
----------------------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                                   (536,866)                      (4,769,507)
----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                               --
----------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                   2,474,599                      (16,084,898)
----------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                        --                               --
----------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                         --                               --
----------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                    1,937,733                      (20,854,405)
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                    --
----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                       --                               --
----------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                             --                               --
----------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                     --
----------------------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                           4,216                           21,169
----------------------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                       --                               --
----------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                         --                               --
----------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                        4,216                           21,169
----------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                            --                          (73,536)
----------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                              $ 1,941,950                     $(20,759,700)
----------------------------------------------------------------------------------------------------------------------------

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

** Includes amounts charged by Trenwick affiliates under the Administrative Services Agreement prior to October 2003

                  STATEMENT OF OPERATIONS - continuation sheet

----------------------------------------------------------------------------------------------------------------------------
                                                                              Month Ended                       Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                November 2003                    Filing to Date
----------------------------------------------------------------------------------------------------------------------------
Other Costs
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Audit Fees                                                                            --                               (128)
----------------------------------------------------------------------------------------------------------------------------
Accounting & Tax Fees                                                             10,000                             50,804
----------------------------------------------------------------------------------------------------------------------------
Other Fees                                                                       402,673                          4,239,541
----------------------------------------------------------------------------------------------------------------------------
Data Processing                                                                    5,250                             19,775
----------------------------------------------------------------------------------------------------------------------------
Seminars & Continuing Education                                                      168                              1,066
----------------------------------------------------------------------------------------------------------------------------
Dues & Subscriptions                                                                  --                                 17
----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                                             418,091                          4,311,075
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                                                  2,474,599                        (16,084,898)
----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                             2,474,599                        (16,084,898)
----------------------------------------------------------------------------------------------------------------------------

      Trenwick America Corporation                    Case No. 03-12635 (MFW)
                 Debtor                      Reporting Period: November 30, 2003

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    BOOK VALUE AT END OF              BOOK VALUE ON
                            ASSETS                                                 CURRENT REPORTING MONTH            PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                            6,119,164                    4,532,566
------------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                       --                           --
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                   51,682,249                   48,745,299
------------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                         --                           --
------------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                               349,249                      503,054
------------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                           1,000                       10,000
------------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                         340,703                      327,755
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                     $  58,492,365                $  54,118,674
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                      --                           --
------------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                             --                           --
------------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                    18,820,723                   20,723,654
------------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                       3,485,693                    3,485,693
------------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                            --                           --
------------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                              (15,936,368)                 (15,433,035)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                               $   6,370,048                $   8,776,312
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                             180,898                      266,900
------------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                             238,851,557                  249,660,381
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                       $ 239,032,456                $ 249,927,281
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             $ 303,894,868                $ 312,822,267
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                       CURRENT REPORTING MONTH            PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                                 --                           --
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                  325,260                           --
------------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                           --                           --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                   --                           --
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                            --                           --
------------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                               650,675                           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                           $   1,002,244                $          --
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                        --                           --
------------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                             291,341,600                  289,648,446
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                           $ 291,341,600                $ 289,648,446
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                          292,317,535                  289,648,446
------------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                      100                          100
------------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                                 266,985,085                  266,985,085
------------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                           --                           --
------------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                              --                           --
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                          (246,858,372)                (246,858,372)
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                          (20,759,700)                          --
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                               12,210,221                    3,047,008
------------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                               --                           --
------------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                         $  11,577,334                $  23,173,821
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                     $ 303,894,868                $ 312,822,267
====================================================================================================================================

* Loans to Insiders includes loans to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

      Trenwick America Corporation                    Case No. 03-12635 (MFW)
                 Debtor                      Reporting Period: November 30, 2003

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF                 BOOK VALUE ON
                            ASSETS                                            CURRENT REPORTING MONTH                PETITION DATE
----------------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                                340,703                         327,755
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                              1,308,827                       1,198,532
----------------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                           237,541,761                     244,859,636
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                                   970                       3,602,213
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                   238,851,557                    $249,660,381
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF                BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                  CURRENT REPORTING MONTH               PETITION DATE
----------------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                          82,657                          42,517
----------------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                         537,026                       1,290,790
----------------------------------------------------------------------------------------------------------------------------------
Interest Payable                                                                      12,728,025                      12,728,025
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                          5,002,200                       2,601,759
----------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                     82,787,757                      82,787,757
----------------------------------------------------------------------------------------------------------------------------------
Indebtedness                                                                         190,203,934                     190,197,598
----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                                 291,341,600                     289,648,446
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                          68,966                              --
----------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                        581,709                              --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                                                     650,675                              --
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                                  12,210,221                       3,047,008
----------------------------------------------------------------------------------------------------------------------------------

  In re Trenwick America Corporation                     Case No. 03-12635 (MFW)
                Debtor                          Reporting period: November 2003

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------
                                                           Amount
                                            Beginning    Withheld or                                Check. No     Ending Tax
                                         Tax Liability     Accrued    Amount Paid       Date Paid     or EFT      Liability
==============================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------
Withholding                                     --         125,504       125,504       11/5, 11/19      EFT           --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                   --          22,678        22,678       11/5, 11/19      EFT           --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                   --          22,678        22,678       11/5, 11/19      EFT           --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                    --               5             5       11/5, 11/19      EFT           --
------------------------------------------------------------------------------------------------------------------------------
Income                                          --              --            --                                      --
------------------------------------------------------------------------------------------------------------------------------
Other:                                          --              --            --                                      --
------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                           --         170,865       170,865                                      --
------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------
Withholding                                     --          33,716        33,716       11/5, 11/19      EFT           --
------------------------------------------------------------------------------------------------------------------------------
Sales                                           --              --            --                                      --
------------------------------------------------------------------------------------------------------------------------------
Excise                                          --              --            --                                      --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                    --             226           226       11/5, 11/19      EFT           --
------------------------------------------------------------------------------------------------------------------------------
Real Property                                   --              --            --                                      --
------------------------------------------------------------------------------------------------------------------------------
Personal Property                               --              --            --                                      --
------------------------------------------------------------------------------------------------------------------------------
Other:                                          --              --            --                                      --
------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                         --          33,942        33,942                                      --
------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                     --         204,807       204,807                         --           --
------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                   ============================================================================
                                                      Current           0-30         31-60        61-90      Over 90    Total
-------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --            --            --          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                          325,260                                                         325,260
-------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                               --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                           --
-------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               325,260            --            --          --          --     325,260
-------------------------------------------------------------------------------------------------------------------------------

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
               Debtor                           Reporting period: November 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------------     ---------------------
Accounts Receivable Reconciliation                                                                 Amount
--------------------------------------------------------------------------------------     ---------------------
Total Accounts Receivable at the beginning of the reporting period                               51,657,483.37
--------------------------------------------------------------------------------------     ---------------------
+ Amounts billed during the peiod                                                                 1,828,944.55
--------------------------------------------------------------------------------------     ---------------------
- Amounts collected during the peiod                                                             (1,804,153.87)
--------------------------------------------------------------------------------------     ---------------------
Total Accounts Receivable at the end of the reporting period                                     51,682,274.05
--------------------------------------------------------------------------------------     ---------------------

--------------------------------------------------------------------------------------     ---------------------
Accounts Receivable Aging                                                                          Amount
--------------------------------------------------------------------------------------     ---------------------
0 - 30 days old                                                                                   1,824,681.90
--------------------------------------------------------------------------------------     ---------------------
31 - 60 days old                                                                                    148,087.13
--------------------------------------------------------------------------------------     ---------------------
61 - 90 days old                                                                                    431,603.72
--------------------------------------------------------------------------------------     ---------------------
91 + days old                                                                                    60,464,694.30
--------------------------------------------------------------------------------------     ---------------------
Total Accounts Receivable                                                                        62,869,067.05
--------------------------------------------------------------------------------------     ---------------------
Amount considered uncollectible (Bad Debt)                                                      (11,186,818.00)
--------------------------------------------------------------------------------------     ---------------------
Accounts Receivable (Net)                                                                        51,682,249.05
--------------------------------------------------------------------------------------     ---------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------     ---------------------
Must be completed each month                                                                   Yes        No
--------------------------------------------------------------------------------------     ---------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                      X
--------------------------------------------------------------------------------------     ---------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                           X
--------------------------------------------------------------------------------------     ---------------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                              X
--------------------------------------------------------------------------------------     ---------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                       X
--------------------------------------------------------------------------------------     ---------------------